UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2005

Smithtown Bancorp, Inc.

(Exact name of registrant as specified in its charter)

New York	2-91511	11-2695037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York 11788

(Address of principal executive offices)

Registrant’s telephone number, including area code 631-360-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SMITHTOWN BANCORP, INC.

INDEX

Item 1.01	Entry into a Material Definitive Agreement – Not Applicable

Item 1.02	Termination of a Material Definitive Agreement – Not Applicable

Item 1.03	Bankruptcy or Receivership – Not Applicable

Item 2.01	Acquisition or Disposition of Assets – Not Applicable

Item 2.02	Results of Operations and Financial Condition – Not Applicable

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant – Not Applicable

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement – Not Applicable

Item 2.05	Costs Associated with Exit or Disposal Activities – Not Applicable

Item 2.06	Material Impairments – Not Applicable

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing – Not Applicable

Item 3.02	Unregistered Sales of Equity Securities – Not Applicable

Item 3.03	Material Modifications to Rights of Security Holders – Not Applicable

Item 4.01	Changes in Registrant’s Certifying Accountant – Not Applicable

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review – Not Applicable

Item 5.01	Changes in Control of Registrant – Not Applicable

Item 5.02	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers – Not Applicable

Item 5.03	Amendment to Articles of Incorporation or By Laws; Change in Fiscal Year

Effective March 17, 2005, the Board of Directors of Smithtown Bancorp, Inc. amended Article 1 Section 6 of the By-Laws of Smithtown Bancorp, Inc. to allow stockholders of record who vote at any meeting by proxy to communicate their proxy in writing, by telephone or by other means of electronic transmission (ie on the internet). The purpose of the amendment is to permit additional methods by which shareholders can vote their proxy to include telephone and electronic transmission. Previously, the By-Laws had only permitted shareholders to vote their proxy by a written communication.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans – Not Applicable

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics – Not Applicable

Item 7.01	Regulation FD Disclosure – Not Applicable

Item 8.01	Other Events – Not Applicable

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
1	Text of amended Article 1 Section 6 of the By-Laws of Smithtown Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: March 17, 2005	Smithtown Bancorp, Inc.

	By:	/s/ Bradley E. Rock
	Name:	Bradley E. Rock
	Title:	Chairman of the Board,
President and Chief Executive Officer